UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

REV Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online Go to www.investorvote.com/REVG or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by February 28, 2024 at 10:59 P.M. Central Time

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the REV

Group, Inc. Annual Stockholder Meeting to be Held on February 29, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. For information on how to obtain directions to be able to attend the annual meeting and vote in person, please call 262-957-4594. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and 2023 annual report to stockholders are available at:

www.investorvote.com/REVG

Easy Online Access — View your proxy materials and vote.

Step 1:	Go to www.investorvote.com/REVG.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 19, 2024 to facilitate timely delivery.

Annual Stockholder Meeting Notice

The REV Group, Inc. Annual Stockholder Meeting will be held on February 29, 2024 at the Renaissance Milwaukee West Hotel, 2300 N. Mayfair Rd, Wauwatosa, Wisconsin 53226, at 10:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all director nominees, FOR Proposals 2, 3 and 5 and EVERY YEAR on Proposal 4:

1.	Election of Class I Directors
2.	Ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2024
3.	Advisory vote on the compensation of our named executive officers
4.	Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers
5.	Approval of Amended and Restated Rev Group, Inc. 2016 Omnibus Incentive Plan

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

—	Internet – Go to www.investorvote.com/REVG.

—	Phone – Call us free of charge at 1-866-641-4276.

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Email – Send an email to investorvote@computershare.com with “Proxy Materials REV Group, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by February 19, 2024.